Exhibit 99.1

2017 2T0h1ir9dFQirusat rHtearlf FFininaanncciaial lRReessuultlsts November 1, 2017 July 31, 2019 NYSE: CF NYSE: CF 1

Safe harbor statement All statements in this communication by CF Industries Holdings, Inc. (together with its subsidiaries, the “Company”), other than those relating to historical facts, are forward-looking statements. Forward-looking statements can generally be identified by their use of terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will” or “would” and similar terms and phrases, including references to assumptions. Forward-looking statements are not guarantees of future performance and are subject to a number of assumptions, risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from such statements. These statements may include, but are not limited to, statements about strategic plans and statements about future financial and operating results. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, among others, the cyclical nature of the Company’s business and the impact of global supply and demand on the company’s selling prices; the global commodity nature of the Company’s fertilizer products, the conditions in the international market for nitrogen products, and the intense global competition from other fertilizer producers; conditions in the U.S. and European agricultural industry; the volatility of natural gas prices in North America and Europe; difficulties in securing the supply and delivery of raw materials, increases in their costs or delays or interruptions in their delivery; reliance on third party providers of transportation services and equipment; the significant risks and hazards involved in producing and handling the Company’s products against which the Company may not be fully insured; the Company’s ability to manage its indebtedness; operating and financial restrictions imposed on the Company by the agreements governing the Company’s senior secured indebtedness; risks associated with the Company’s incurrence of additional indebtedness; the Company's ability to maintain compliance with covenants under the agreements governing its indebtedness; downgrades of the Company’s credit ratings; risks associated with cyber security; weather conditions; risks associated with changes in tax laws and disagreements with taxing authorities; the Company’s reliance on a limited number of key facilities; potential liabilities and expenditures related to environmental, health and safety laws and regulations and permitting requirements; future regulatory restrictions and requirements related to greenhouse gas emissions; risks associated with expansions of the Company’s business, including unanticipated adverse consequences and the significant resources that could be required; the seasonality of the fertilizer business; the impact of changing market conditions on the Company’s forward sales programs; risks involving derivatives and the effectiveness of the Company’s risk measurement and hedging activities; risks associated with the operation or management of the strategic venture with CHS Inc. (the "CHS Strategic Venture"), risks and uncertainties relating to the market prices of the fertilizer products that are the subject of the supply agreement with CHS Inc. over the life of the supply agreement and the risk that any challenges related to the CHS Strategic Venture will harm the Company's other business relationships; risks associated with the Company’s Point Lisas Nitrogen Limited joint venture; acts of terrorism and regulations to combat terrorism; risks associated with international operations; and deterioration of global market and economic conditions. More detailed information about factors that may affect the Company’s performance and could cause actual results to differ materially from those in any forward-looking statements may be found in CF Industries Holdings, Inc.’s filings with the Securities and Exchange Commission, including CF Industries Holdings, Inc.’s most recent annual and quarterly reports on Form 10-K and Form 10-Q, which are available in the Investor Relations section of the Company’s website. Forward-looking statements are given only as of the date of this presentation and the Company disclaims any obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. 2

Note regarding non-GAAP financial measures The company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). Management believes that EBITDA, adjusted EBITDA, free cash flow, and free cash flow yield, which are non-GAAP financial measures, provide additional meaningful information regarding the company's performance and financial strength. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the company's reported results prepared in accordance with GAAP. In addition, because not all companies use identical calculations, EBITDA, adjusted EBITDA, free cash flow, and free cash flow yield included in this presentation may not be comparable to similarly titled measures of other companies.Reconciliations of EBITDA, adjusted EBITDA, free cash flow, and free cash flow yield to the most directly comparable GAAP measures are provided in the tables accompanying this presentation. EBITDA is defined as net earnings attributable to common stockholders plus interest expense - net, income taxes, and depreciation and amortization. Other adjustments include the elimination of loan fee amortization that is included in both interest and amortization, and the portion of depreciation that is included in noncontrolling interests. The company has presented EBITDA because management uses the measure to track performance and believes that it is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the industry. Adjusted EBITDA is defined as EBITDA adjusted with the selected items included in EBITDA as summarized in the tables accompanying this presentation. The company has presented adjusted EBITDA because management uses adjusted EBITDA, and believes it is useful to investors, as a supplemental financial measure in the comparison of year-over-year performance. Free cash flow is defined as net cash provided by operating activities, as stated in the consolidated statements of cash flows, reduced by capital expenditures and distributions to noncontrolling interests. Free cash flow yield is defined as free cash flow divided by market value of equity (market cap). The company has presented free cash flow and free cash flow yield because management uses these measures and believes they are useful to investors, as indications of the strength of the company and its ability to generate cash and to evaluate the company’s cash generation ability relative to its industry competitors. Cover Page: Donaldsonville urea conveyor belt 3

First half 2019 results • 1H net earnings of $373 million(1), or $1.67 per diluted share; EBITDA(2) of $973 million and adjusted EBITDA(2) of $936 million 2Q net earnings of $283 million(1), or $1.28 per diluted share; EBITDA(2) of $672 million; adjusted EBITDA(2) of $631 million Trailing 12-month net cash provided by operating activities of $1.6 billion, free cash flow(3) of $995 million The company repurchased approximately 2.7 million shares during the quarter under the previously announced $1 billion share repurchase program • • • • Net sales in 1H and 2Q 2019 were $2.5 billion and $1.5 billion, respectively, compared to $2.3 billion and $1.3 billion in the same periods in 2018 due primarily to higher average selling prices across all major products Total sales volumes for 1H 2019 were similar to 1H 2018, reflecting CF’s ability to manage changes in the timing of fertilizer applications due to weather and other developments Average selling prices in 1H and 2Q 2019 were each higher y/y across major products due to tighter global nitrogen supply/demand balance and logistical issues in N. America that limited supply at some inland locations Cost of sales for 1H 2019 increased slightly compared to 1H 2018 due primarily to higher freight and realized natural gas costs, partially offset by lower plant maintenance costs As of June 30, 2019, the 12-month rolling average recordable incident rate was 0.60 incidents per 200,000 work hours • • • • (1) First half and second quarter 2019 net earnings attributable to common stockholders include an after-tax gai n of $35 m i l l i on on the s al e of the c om pany ’ s P i ne B end dry bulk storage and logistics facility in Minnesota. First half 2019 net earnings attributable to common stockholders also includes a previously announced net incentive tax credit of $30 million recognized in the first quarter (2) See appendix for reconciliation of EBITDA and adjusted EBITDA (3) See appendix for reconciliation of net cash provided by operating activities to free cash flow 4 Safe and Efficient Operations Commercial Environment Financial Overview

Financial results - second quarter and first half 2019 (5) 1 (8) (1) natural gas derivatives (1) (3) (4) Depreciation and amortization was $252 million and $440 million for the three and six months ended June 30, 2019, respectively, and $241 million and $434 million for the three and six months ended June 30, 2018, respectively See appendix for reconciliation of EBITDA and adjusted EBITDA Includes the cost of natural gas and related transportation that is included in cost of sales during the period under the first-in, first-out inventory cost method Includes realized gains and losses on natural gas derivatives settled during the period. Excludes unrealized mark-to-market gains and losses on natural gas derivatives (2) 5 $ in millions, except percentages, per MMBtu and EPS Q2 2019 Q2 2018 First Half 2019 First Half 2018 Net sales$1,502$1,300$2,503$2,257 Gross margin(1)499312719502 - As percentage of net sales33.2%24.0%28.7%22.2% Net earnings attributable to common stockholders283148373211 Net earnings per diluted share1.280.631.670.90 EBITDA(2)672470973772 Adjusted EBITDA(2)631467936763 Diluted average shares outstanding222.3234.9223.4234.8 Natural gas (per MMBtu): Natural gas costs in cost of sales(3)$2.81$2.92$3.16$3.08 Realized derivatives loss (gain)(4)-0.03(0.01)0.03 Cost of natural gas in cost of sales2.812.953.153.11 Unrealized net mark-to-market (gain) loss on

CF generated the highest free cash flow in the industry Cash from operations CF Nutrien Yara (millions) Market Cap(1) (millions) Free c USD in millions 1,000 800 600 400 217 200 - (200) (400) (1)Market capitalization is calculated as shares outstanding as of the end of each respective period multiplied by the closing share price of each company on July 30, 2019; see appendix for the calculation of market capitalization (2)Represents cash provided by operating activities (cash from operations) less capital expenditures less distributions to noncontrolling interests; see appendix for reconciliation of free cash flow 6 LTM 2Q19 $1,592$2,448$933 $10,888$30,992$12,832 ash flow compared to peers(2) 995945 LTM 1Q19 OCIMosaic $548$1,305 $5,398$9,741 260 OCIMosaic (246) CFNutrienYara

CF offers investors industry best free cash 2 to 3 times greater than other industry participants flow yield FCF Yield(1) EV/Adj. EBITDA(2)(3) 10% 14 12 8% 10 6% 8 6 4% 4 2% 2 0% 0 -2% Source: Capital IQ July 30, 2019 (1)Represents LTM free cash flow divided by market value of equity (market cap) as of July 30, 2019, LTM free cash flow for CF, Nutrien, and Yara is the 12-month period ending June 30, 2019 and LTM free cash flow for OCI and Mosaic is the 12-month period ending March 31, 2019; see appendix for reconciliations of free cash flow and calculation of market capitalizati on (2)Enterprise value (EV) is calculated as the sum of market cap and net debt; see appendix for calculation of EV (3) Represents LTM adjusted EBITDA (or EBITDA excluding special items) as reported by CF, Nutrien, Yara, OCI, and Mosaic; see app endix for reconciliation of CF LTM adjusted EBITDA 7 LTM 2Q19 9.39.79.0 LTM 1Q19 11.5 6.8 CFNTRYAR OCIMOS LTM 2Q19 9.1% LTM 1Q19 4.0% 3.0% 2.7% (1.9%) OCIMOS CFNTRYAR

Global market overview • Nitrogen industry fundamentals expected to be positive in both the near and longer term Global demand growth for nitrogen over the next four years expected to outpace net capacity additions given the limited number of facilities currently under construction around the world with none in N. America Near-term, demand for nitrogen in N. America should be strong due to the impact of adverse planting and growing conditions in the US in 2019, creating a strong price incentive for growers in the US to increase planted corn acres significantly over the next two seasons Demand for urea from India and Brazil expected to remain strong over the next two years Through June 2019, urea imports to India were 3.5 million metric tons, an increase of 11 percent over the prior year; urea imports to Brazil for the full year 2019 are expected to increase Chinese coal-based nitrogen complexes expected to remain the global marginal urea producer Net Chinese-produced urea exports are likely to be in a range of 1-3 million metric tons annually, with higher nitrogen prices bidding in additional Chinese export tons when urea supply is needed worldwide • • • • • • 8

In the last 24 months, $2.7 billion of capital was invested to grow, returned to shareholders, and to reduce debt • CF paid $388 million to acquire all publicly traded common units of Terra Nitrogen Company, L.P. in April 2018 • • $553 million paid through quarterly dividends $678 million returned to shareholders; – CF completed a $500 million share repurchase authorization in December 2018 $178 million(1) of a current $1 billion share repurchase authorization completed in 1H 2019 – • Reduced long-term debt by $1.1 billion by redeeming $800 million principal amount of the 6.875% Senior Notes due May 2018 and purchasing $300 million of the 7.125% Senior Notes due May 2020 (1) $2 million of share repurchases made in June 2019 were settled in the third quarter 9 Debt Reduction ~$1.1B Returned to Shareholders ~$1.2B Growth ~$400m

Capacity growth coupled with share repurchases continue to drive nitrogen accretion per share CF Industries’ Nitrogen Volumes and Shares Outstanding as of Quarter-end 2009 – Q2 2019 Nitrogen per share CAGR: 14.1% Million shares Outstanding (6) Annual Nitrogen Equivalent Tons per 1,000 Shares Outstanding 40 400 35 350 30 300 25 250 20 200 17 15 150 10 100 5 50 0 0 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Q2 2019 Production Capacity (M nutrient tons) All N production numbers based on year end figures per 10-K filings. (4) Beginning in 2016 excludes nitrogen equivalent of 1.1 million tons of urea and 0.58 million tons of UAN under CHS supply agreement and includes expansion project capacity at Donaldsonville and Port Neal; Beginning in 2018 includes incremental 15% of Verdigris production to reflect CF’s acquisition of publicly traded TNH units; Share count based on end of year shares outstanding per 10-K filings for 2009 through 2018, Q2 2019 based on end of (1) (2) (3) Beginning in 2010 includes capacity from Terra Industries acquisition; Beginning in 2013 includes incremental 34% of Medicine Hat production to reflect CF acquisition of Viterra's interests; Beginning in 2015 includes incremental 50% interest in CF Fertilisers UK acquired from Yara; (5) (6) quarter share count. Share count prior to 2015 based on 5-for-1 split-adjusted shares 10 (1) (2) (3) (4) (5) 2.6 6.0 6.0 6.1 6.6 6.6 7.0 8.1 8.1 8.2 8.2 3738 3535 30 27 24 19 18 11

DEF loading at Donaldsonville Appendix 11

CF production cost remains differentials Global Energy Price 2016-2019F USD/MMBtu advantaged due to energy cost Energy Cost per ton of Ammonia* 2016-2019F USD/ton 400 16 14 350 12 300 10 250 8 200 6 150 4 100 2 0 50 2016 2017 2018 2019 2016 2017 2018 2019 North American production advantage per ton of ammonia * North American production assumed to be 37.2 MMBtu per ton of ammonia for feedstock and fuel, European production assumed at 37.8 MMBtu per ton for feedstock and fuel, Chinese production assumed to be 1.2 tons of coal and 1300 KWH for feedstock and power ** 2019 advantage per ton based on annualized settled prices through June and forward curve/projections Jul-Dec, 2019 based on forward curve and projections Note: dotted line shows forward price curves Source: ICE, Bloomberg, SX Coal, WoodMac 12 2016 2017 2018 2019P TTF $ 79 $ 105 $ 175 $ 97 Anthracite** $ 133 $ 157 $ 201 $ 198 Henry Hub Natural Gas TTF Natural Gas Chinese Anthacite Coal - Lump Brent Crude Oil

Capital Allocation • Pursue growth within our strategic fairway, where returns exceed the risk-adjusted cost of capital Consistently return excess cash to shareholders in a timely fashion through dividends and share repurchases • • Under the previously announced $1 billion share repurchase program authorized through 2021, the company repurchased ~2.7 million shares for $118 million during Q2 2019 and ~4.2 million shares for $178 million during 1H 2019 • Committed to repay remaining $500 million of notes due May 2020 on or before maturity date Commitment to investment grade metrics over the long term Long-term target gross debt: $4.0-4.5 billion, laddered maturities, cash interest expense < $200 million annually Target cash on balance sheet: $300-500 million, which along with $750 million undrawn revolver provides adequate liquidity Dividend: $1.20 per share annually 2019 capex expected to be approximately $400-450 million • • • • • 13 Capital Structure & Fixed Charges Capital allocation highlights Philosophy remains unchanged

Balanced Approach to Capital Allocation 114.4 110.2 99.2 99.2 99.2 90.4 52.0 15.3 2012 2013 2014 2015 2016 2017 2018 2019 Diluted Weighted-Avg Shares Outstanding (in millions) 323.5 296.0 256.7 236.1 233.1 233.9 233.8 223.4 Source: Factset, Company filings. (1) Includes the effect of approximately 4.2 million shares repurchased in the six months ended June 30, 2019 (2) (3) Cumulative share repurchase amounts for years 2012-2018 are as of December 31; Cumulative share repurchase amount for 2019 is as of June 30 Includes $55 million in proceeds received for the sale of the company’s Pine Bend dry bulk storage and logistics facility in Minnesota; sale closed in April of 2019 14 Action Business Growth / (Shrink) Sales / Divestitures(3) ($4.3B) Acquisitions / Expansions $7.1B Net Major Portfolio Investment $2.8B Cumulative Share Repurchase(2) Share Repurchase Trends 2012-Q2 2019 •CF has increased annual nitrogen equivalent tons per 1,000 shares by almost 2x •Buybacks reduced shares outstanding by ~35% Actions Cash Returned Share Repurchases(1) $5.1B Dividends $1.7B Total Capital Returned $6.8B Total capital returned to shareholders since 2012 is more than twice net strategic investments Capital Allocation Priorities • Commitment to investment grade metrics over long term • Pursue growth within strategic fairway, where returns exceed risk-adjusted cost of capital and investments are cash flow accretive • Consistently return excess cash to shareholders with historic bias towards share repurchases Capital allocation philosophy balances strategic investments with returning cash to shareholders

Non-GAAP: reconciliation of Net Earnings to EBITDA and Adjusted EBITDA (37) (26) (65) (51) interests (18) (20) (41) (46) interests(1) (1) (5) 1 (8) natural gas derivatives 5 2 7 (3) including intercompany loans (1) For the three and six months ended June 30, 2019 and the three months ended June 30, 2018, amount relates only to CF Industries Nitrogen, LLC (CFN) as we purchased the remaining publicly traded c ommon units of Terra Nitrogen Company, L.P. (TNCLP) on April 2, 2018; for the six months ended June 30, 2018, amount includes $42 million related to CFN and $4 mill ion related to TNCLP. (2) Loan fee amortization is included in both interest expense – net and depreciation and amortization. 15 In millions Q2 2019 Q2 2018 First Half 2019 First Half 2018 Net earnings$320$174$438$262 Less: Net earnings attributable to noncontrolling Net earnings attributable to common stockholders283148373211 Interest expense – net5559111116 Income tax provision102449461 Depreciation and amortization252241440434 Less other adjustments: Depreciation and amortization in noncontrolling Loan fee amortization(2)(2)(2)(4)(4) EBITDA$672$470$973$772 Unrealized net mark-to-market (gain) loss on Loss (gain) on foreign currency transactions, Gain on sale of Pine Bend facility(45)-(45)-Costs related to acquisition of TNCLP units---2 Total adjustments$(41)$(3)$(37)$(9) Adjusted EBITDA$631$467$936$763

Non-GAAP: reconciliation of Net Earnings to EBITDA and Adjusted EBITDA (138) (92) (152) interests (13) 61 (4) derivatives (5) 2 5 intercompany loans(2) (1) (2) Loan fee amortization is included in both interest expense – net and depreciation and amortization. (Gain) loss on foreign currency transactions, including intercompany loans, primarily relates to the unrealized foreign currency exchange rate impact on intercompany debt that has not been permanently invested and is (4) Represents an accrual recorded in the three month ended June 30, 2017 on the books of Point Lisas Nitrogen Ltd. (PLNL), the company’s Trinidad joint venture, for a disputed tax assessment. Amount reflects the company’s 50 percent equity interest in PLNL. This is included in equity in earnings of operating affiliates in included in other operating – net in our consolidated statements of operations. Represents proceeds related to a property insurance claim at one of our nitrogen complexes. our consolidated statements of operations 16 (3) In millions Full year 2018 Full year 2017 LTM Q2 2019 Net earnings$428$450$604 Less: Net earnings attributable to noncontrolling Net earnings attributable to common stockholders290358452 Interest expense – net228303223 Income tax provision (benefit)119(575)152 Depreciation and amortization888883894 Less other adjustments: Depreciation and amortization in noncontrolling interests(87)(101)(82) Loan fee amortization(1)(9)(12)(9) EBITDA$1,429$856$1,630 Unrealized net mark-to-market (gain) loss on natural gas (Gain) loss on foreign currency transactions, including Gain on sale of Pine Bend facility--(45) Insurance proceeds(3)(10)-(10) Costs related to acquisition of TNCLP units2--Equity method investment tax contingency accrual(4)-7-Loss on embedded derivative-4-Loss on debt extinguishment-53-Gain on sale of equity method investment-(14)-Total adjustments(26)113(54) Adjusted EBITDA$1,403$969$1,576 operations(1) Non-GAAP: reconciliation of LTM cash from to free cash flow and free cash flow yield (1)LTM cash provided by operating activities (cash from operations) for CF, Nutrien, and Yara is 12-month period ending June 30, 2019 and LTM cash from operations for OCI and Mosaic is the 12-month period ending March 31, 2019 (2)Represents Cash Provided by Operating Activities less capital expenditures less distributions to noncontrolling interests calculated from the June 30, 2019 consolidated statement of cash flows for CF, Nutrien, and Yara and from March 31, 2019 (3) (4) Represents LTM free cash flow divided by market value of equity (market cap) as of July 30, 2019 Shares outstanding taken from the June 30, 2019 balance sheets of CF, Nutrien, and Yara and the March 31, 2019 balance sheets of OCI and Mosaic Share prices in USD as of July 30, 2019 using historical spot exchange rates, Source Capital IQ Represents short-term debt, current portion of long-term debt, and long-term debt less cash and cash equivalents from June 30, 2019 balance sheets of CF, Nutrien, and Yara, and March 31, 2019 balance sheets of OCI and Mosaic (5) consolidated statement of cash flows for Mosaic and OCI, and the December 31, 2018 consolidated statement of cash flows (6) for CF, Nutrien, Yara, OCI, and Mosaic 17 In millions, except percentages, share price, and ratios CF Nutrien Yara OCI Mosaic Cash provided by operating activities$1,592$2,448$933$548$1,305 Capital expenditures(431)(1,503)(1,180)(310)(1,045) Noncontrolling interests(166)-1(21)-Free cash flow(2)$995$945$(246)$217$260 Free cash flow yield(3)9.1%3.0%(1.9%)4.0%2.7% Shares outstanding(4)218.9572.9272.4210.3385.8 7/30/2019 Share price – US dollars(5)49.7454.1047.1125.6725.25 Market Cap$10,888$30,992$12,832$5,398$9,741 Short-term and long-term debt4,70111,6483,9304,6734,741 Cash and cash equivalents858616320510385 Net Debt(6)$3,843$11,032$3,610$4,163$4,357 Enterprise Value (market cap + net debt)14,73142,02416,4429,56114,098 Adjusted EBITDA1,5764,3331,8378322,060 EV/Adjusted EBITDA9.39.79.011.56.8